UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2022
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.      Other Events.

On June 6, 2022, Newtek Business Services Corp.’s (the “Company”) Compensation, Corporate Governance and Nominating Committee of the Board of Directors (“Board”) approved, and has recommended that the Company’s shareholders approve, an amendment (the “Charter Amendment”) to the Company’s Articles of Amendment and Restatement (the “Charter”). The Charter Amendment would allow Company shareholders to amend the Company’s bylaws (the “Bylaws”) by the affirmative vote of the holders of a majority of all votes entitled to be cast. The Company intends to include a proposal to allow shareholders to vote on the Charter Amendment at the Company’s next annual or special meeting of shareholders, whichever comes first. Similar proposals submitted for shareholder approval at the July 26, 2018, August 2, 2019 and July 10, 2020 special meetings of shareholders (the “Prior Proposals”) failed to obtain shareholder approval. The Board is committed to strong and effective corporate governance and monitors regularly the Company’s corporate governance policies and practices. After careful consideration, even though the Company has received no shareholder feedback on the Prior Proposals, the Board believes that allowing the Company’s shareholders to amend its Bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter is in the Company’s best interests. If shareholders approve the Charter Amendment, the Board has authorized the Company to make conforming amendments to the Bylaws. The existing Charter will remain in effect unless and until shareholders approve the Amendment.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: June 7, 2022	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board